As filed with the Securities and Exchange Commission on April 30, 2014

Securities Act File No. 33-30139

Investment Company Act File No. 811-5848

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 36	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

THE GABELLI VALUE 25 FUND INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Michael R. Rosella, Esq.
The Gabelli Value 25 Fund Inc.	Paul Hastings LLP
One Corporate Center	75 East 55th Street
Rye, New York 10580-1422	New York, New York 10022-3205

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph(b); or
☐	on pursuant to paragraph(b); or
☐	60 days after filing pursuant to paragraph(a)(1); or
☐	on pursuant to paragraph(a)(1); or
☐	75 days after filing pursuant to paragraph(a)(2); or
☐	on pursuant to paragraph(a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Gabelli Value 25 Fund Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

The

Gabelli

Value 25

Fund Inc.

Class	Ticker Symbol
AAA	GVCAX

PROSPECTUS

April 30, 2014

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.14%

Total Annual Fund Operating Expenses	1.39%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests primarily in equity securities of companies which Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose securities are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist. The Fund may invest in companies of any size and from time to time may invest a greater portion in companies with large, medium or small market capitalizations.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also invest up to 25% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced (“reorganization securities”). Frequently, the holders of reorganization securities will receive new securities (“substituted securities”) in exchange therefor. No more than 30% of the Fund’s total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

The Fund may purchase American Depositary Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund’s 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

The Adviser may sell a holding if a security reaches or exceeds the PMV estimated by the Adviser, or if the Adviser believes the emergence of a catalyst is no longer likely.

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Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy as a portion of your overall investments
•	you prefer to invest in a more concentrated portfolio

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

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•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI VALUE 25 FUND INC. (Total Returns for the Years Ended December 31)

The bar chart above shows the total returns for Class A Shares, which are offered in a separate prospectus, for the calendar years ended 2004 through 2009 and the period from January 1, 2010 through April 29, 2010, and total returns for Class AAA Shares for the period from April 30, 2010 through December 31, 2013. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 21.92% (quarter ended June 30, 2009) and the lowest return for a quarter was (26.01)% (quarter ended December 31, 2008).

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Average Annual Total Returns (for the years ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Value 25 Fund Class AAA Shares (first issued on 04/30/10)
Return Before Taxes	33.08%	22.98%	8.45%
Return After Taxes on Distributions	32.25%	22.03%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	19.35%	19.06%	6.99%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	29.59%	16.69%	7.43%
Nasdaq Composite Index (reflects no deduction for fees, expenses, or taxes)	40.12%	22.92%	8.81%

The historical performance of Class A Shares of the Fund (which are not offered by this Prospectus), is used to calculate the performance for Class AAA Shares prior to their issuance. The Class AAA Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities; however, annual returns of the Class AAA Shares would be higher than returns for Class A Shares because of their lower fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since 1989. Mr. Christopher Marangi has served as Portfolio Manager of the Fund since 2007.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is long term capital appreciation. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Fund invests primarily in equity securities of companies which the Adviser believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose stocks are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist.

Undervaluation of a company’s stock can result from a variety of factors, such as a lack of investor recognition of:

•	the underlying value of a company’s fixed assets,
•	the value of a consumer or commercial franchise,
•	changes in the economic or financial environment affecting the company,
•	new, improved or unique products or services,
•	new or rapidly expanding markets,
•	technological developments or advancements affecting the company or its products, and
•	changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company’s securities include:

•	a change in the company’s management or management policies,
•	an investor’s purchase of a large portion of the company’s stock,
•	a merger, reorganization, or recapitalization of the company,
•	a sale of a division of the company,
•	a tender offer (an offer to purchase investors’ shares),
•	the spin-off to shareholders of a subsidiary, division, or other substantial assets, and
•	the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management.

The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

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The Fund may also use the following investment techniques:

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

•

Corporate Reorganizations.    The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced (“reorganization securities”). Frequently, the holders of reorganization securities will receive new securities (“substituted securities”) in exchange therefor. No more than 30% of the Fund’s total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

•

American Depositary Receipts.    The Fund may purchase ADRs or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund’s 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

•

Defensive Investments.    When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. government and its agencies and instrumentalities and short term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”) which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

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•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

•

Small and Mid-Capitalization Risk. Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The

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securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the year ended December 31, 2013, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2013, contains a discussion of the basis of the Board’s determination to continue the Investment Advisory Agreement as described above.

The Portfolio Managers.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc., Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc., and an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Christopher J. Marangi, Associate Portfolio Manager, manages a portion of the assets of the Fund. Mr. Marangi is also a Co-Portfolio Manager of The Gabelli Asset Fund, The Gabelli SRI Fund, The Gabelli Dividend & Income Trust, The Gabelli Equity Trust Inc., and The Gabelli Multimedia Trust Inc. Mr. Marangi joined Gabelli Funds, LLC in 2003 as a research analyst covering the media, entertainment and business services sectors. From 1999 through 2001, he evaluated and executed private equity investments at Wellspring Capital Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the funds they manage.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the

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Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the S&P 500 Index.

The Dow Jones Industrial Average is an unmanaged index of thirty large industrial stocks. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Dow Jones Industrial Average.

The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Nasdaq Composite Index.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. The Fund’s Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli Value 25 Fund Inc.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

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•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli Value 25 Fund Inc.

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s Transfer Agent, State Street Bank and Trust Company (the “Transfer Agent” or “State Street”) will not charge you for receiving wire transfers.

Share Price.    The Fund sells its shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form, and your payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments.    Your minimum initial investment must be at least $1,000. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.    The Fund makes available IRA and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the Fund through

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their financial intermediary if the financial intermediary has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class AAA Shares to Class I Shares generally should not be treated as a taxable event. Shareholders should consult their own tax advisers prior to engaging in such a voluntary conversion.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers other Classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees.

Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue

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sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers, firms, or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers, or other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the

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Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described. See “Pricing of Fund Shares” herein for a description of the calculation of NAV.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their

16

customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

You may redeem shares through the Distributor, directly from the Fund through the Transfer Agent, or through your financial intermediary:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchanges of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

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1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

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•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, New Year’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the

19

Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

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DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gains distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of time the Fund holds the securities giving rise to such capital gains. Dividends from investment company taxable income (including distributions of net short term capital gains (i.e., generally gains from securities held by the Fund for one year or less)) are generally taxable to you as ordinary income if you are a U.S. shareholder. Properly designated distributions of net capital gain (i.e., net long term capital gains minus net short term capital loss) (“Capital Gain Dividends”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. Although dividends (including dividends from short term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund may be required to withhold, as backup withholding, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

A dividend declared by the Fund in October, November, or December to shareholders of record on a specific date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

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After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

Interest, dividends and capital gains from the Fund generally will be subject to the 3.8 percent Medicare contribution tax that is imposed on net investment income of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. The Fund may make taxable distributions during periods in which the share price has declined. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchase shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the period since the inception of the Fund’s Class AAA Shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund’s Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

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The Gabelli Value 25 Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets / Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses		Portfolio Turnover Rate
Class AAA
2013	$15.21	$0.03		$4.98	$5.01	$(0.04)	$(0.47)	$(0.51)	$0.00	$19.71	33.1%	$7,174	0.16%		1.39	%(c)	9%
2012	13.87	0.14		2.20	2.34	(0.14)	(0.86)	(1.00)	0.00	15.21	17.0	1,192	0.92		1.42		3
2011	15.58	0.07		(0.08)	(0.01)	(0.05)	(1.65)	(1.70)	0.00	13.87	0.1	634	0.45		1.43		6
2010(d)	14.37	0.00	(b)	1.70	1.70	(0.03)	(0.46)	(0.49)	0.00	15.58	11.8	275	0.00	(e)(f)	1.43	(f)	14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The ratios do not include a reduction of advisory fee on unsupervised assets for the year ended December 31, 2013. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40%.
(d)	From the commencement of offering Class AAA Shares on April 30, 2010 through December 31, 2010.
(e)	Amount represents less than 0.005%.
(f)	Annualized.

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The Gabelli Value 25 Fund Inc.

Class AAA Shares

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli Value 25 Fund Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-05848)

The Gabelli Value 25 Fund Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

The

Gabelli

Value 25 Fund Inc.

Class	Ticker Symbol
A	GABVX
C	GVCCX
I	GVCIX

PROSPECTUS

April 30, 2014

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 12 of the Fund’s Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses	1.39%	2.14%	1.14%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class C Shares	$317	$670	$1,149	$2,472
Class I Shares	$116	$362	$628	$1,386

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You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class C Shares	$217	$670	$1,149	$2,472
Class I Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose securities are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist. The Fund may invest in companies of any size and from time to time may invest a greater portion in companies with large, medium, or small market capitalizations.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also invest up to 25% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced (“reorganization securities”). Frequently, the holders of reorganization securities will receive new securities (“substituted securities”) in exchange therefor. No more than 30% of the Fund’s total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

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The Fund may purchase American Depositary Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund’s 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

The Adviser may sell a holding if a security reaches or exceeds the PMV estimated by the Adviser, or if the Adviser believes the emergence of a catalyst is no longer likely.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy as a portion of your overall investments
•	you prefer to invest in a more concentrated portfolio

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

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•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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THE GABELLI VALUE 25 FUND INC.

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would have been less than those shown. During the years shown in the bar chart, the highest return for a quarter was 21.92% (quarter ended June 30, 2009) and the lowest return for a quarter was (26.01)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2013, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Value 25 Fund Class A Shares
Return Before Taxes	25.50%	21.54%	7.82%
Return After Taxes on Distributions	24.74%	20.61%	6.75%
Return After Taxes on Distributions and Sale of Fund Shares	15.00%	17.80%	6.43%
Class C Shares
Return Before Taxes	31.18%	22.05%	7.64%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	33.51%	23.28%	8.62%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	29.59%	16.69%	7.43%
Nasdaq Composite Index (reflects no deduction for fees, expenses, or taxes)	40.12%	22.92%	8.81%

The historical performance of Class A Shares is used to calculate performance for Class I Shares prior to their issuance. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold

6

their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since 1989. Mr. Christopher Marangi has served as Portfolio Manager of the Fund since 2007.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 for Class A, and Class C Shares ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is long term capital appreciation. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Fund invests primarily in equity securities of companies which the Adviser believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose stocks are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist.

Undervaluation of a company’s stock can result from a variety of factors, such as a lack of investor recognition of:

•	the underlying value of a company’s fixed assets,
•	the value of a consumer or commercial franchise,
•	changes in the economic or financial environment affecting the company,
•	new, improved or unique products or services,
•	new or rapidly expanding markets,
•	technological developments or advancements affecting the company or its products, and
•	changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company’s securities include:

•	a change in the company’s management or management policies,
•	an investor’s purchase of a large portion of the company’s stock,
•	a merger, reorganization, or recapitalization of the company,
•	a sale of a division of the company,
•	a tender offer (an offer to purchase investors’ shares),
•	the spin-off to shareholders of a subsidiary, division, or other substantial assets, and
•	the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management.

The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

The Fund may also use the following investment techniques:

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

8

•

Corporate Reorganizations.    The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced (“reorganization securities”). Frequently, the holders of reorganization securities will receive new securities (“substituted securities”) in exchange therefor. No more than 30% of the Fund’s total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

•

American Depositary Receipts.    The Fund may purchase ADRs or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund’s 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

•

Defensive Investments.    When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. government and its agencies and instrumentalities and short term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”) which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

9

•	Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

10

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2013, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2013, contains a discussion of the basis of the Board’s determination to continue the Investment Advisory Agreement as described above.

The Portfolio Managers.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc., Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc., and an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Christopher J. Marangi, Associate Portfolio Manager, manages a portion of the Fund’s assets. Mr. Marangi is also Co-Portfolio Manager of The Gabelli Asset Fund, The Gabelli SRI Fund, The Gabelli Dividend & Income Trust, The Gabelli Equity Trust Inc., and The Gabelli Multimedia Trust Inc. Mr. Marangi joined Gabelli Funds, LLC in 2003 as a research analyst covering the media, entertainment and business services sectors. From 1999 through 2001, he evaluated and executed private equity investments at Wellspring Capital Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the funds they manage.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging

11

violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the S&P 500 Index.

The Dow Jones Industrial Average is an unmanaged index of thirty large industrial stocks. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Dow Jones Industrial Average.

The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Nasdaq Composite Index.

CLASSES OF SHARES

Three classes of the Fund’s shares are offered in this Prospectus — Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are described in a separate prospectus. The Fund is not designed for market timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the Shares directly through the Distributor or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum investment requirement is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements (for plans with assets of less than $50 million that the Distributor or its affiliates in their judgment expect to grow to at least $50 million; for investors whose investments in the Gabelli/GAMCO complex, either alone or aggregated with the investments of their affiliates, exceeds the minimum investment; and for an individual investor whose investments in the Fund, when combined with investments in the Fund by any family members, exceeds the minimum investment). The table that follows summarizes the differences among the classes of shares.

•	A “front-end sales load,” or sales charge, is a one-time fee that may be charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one-time fee charged at the time of redemption for shares redeemed within twelve months after purchase.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

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In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more)

	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I Shares provided certain conditions are met.	Yes. May be converted to Class I Shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A and Class I Shares.	Lower annual expenses than Class A or Class C Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
• are an eligible institution and wish to purchase at least $500,000 worth of shares	purchasing Class I Shares

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Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load
**	Subject to a 1.00% CDSC for eighteen months after purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the

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current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A Shares of the Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Fund or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund’s Transfer Agent (“the Transfer Agent” or “State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code of 1986, as amended, that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares

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of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund’s Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Investors who qualify under any of the categories described above should contact their financial intermediary. Some of these investors may also qualify to invest in Class I Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•	Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or
•	Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Rule 12b-1 Plan.    The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each a “Plan”). Under the Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside a Plan and not be subject to its limitations.

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The Class A Plan authorizes payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments at an annual rate of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I Shares of the Fund directly from the Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

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By Mail or In Person.    Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the fund(s) and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

•	By Internet. You may open an account over the Internet at www.gabelli.com

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By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli Value 25 Fund Inc.

Account #

Account of [Registered Owners]

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If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, and your full payment, subject to a front-end sales charge in the case of Class A Shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A Shares”.

Minimum Investments.    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares” regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I Shares of the Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instances, Class A or Class C Shares may be automatically converted under certain circumstances. Generally, Class C Shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your tax advisor for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers another Class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates

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may utilize a portion of their assets, which may include revenues received under the Plans, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund Shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers, firms, or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I Shares, the Fund may not make any payments for distribution related shares.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net

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assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares

Retirement Plans/Education Savings Plans.    The Fund makes available IRA and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described. See “Pricing of Fund Shares” herein for a description of the calculation of NAV.

You may redeem shares through a broker-dealer, or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer, or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund

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and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short term trading fee) on Class A, Class C, and Class I Shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund; or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

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Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer, or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

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Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of other funds managed by the Adviser based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

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•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com, to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the

24

purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and/or capital gains distributions, if any, on an annual basis. You may have dividends and/or capital gains distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular

25

dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution was declared will be subject to income taxes. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of time the Fund holds the securities giving rise to such capital gains. Dividends from investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are generally taxable to you as ordinary income if you are a U.S. shareholder. Properly designated distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. Although dividends (including dividends from short term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund may be required to withhold, as backup withholding, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

A dividend declared by the Fund in October, November, or December to shareholders of record on a specific date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

Interest, dividends and capital gains from the Fund generally will be subject to the 3.8 percent Medicare contribution tax that is imposed on net investment income of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

26

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. The Fund may make taxable distributions during periods in which the share price has declined. A more complete discussion of the tax rules applicable to you can and the Fund be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchase shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the designated Class of Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

27

The Gabelli Value 25 Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets / Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class A
2013	$15.24	$0.03	$5.00	$5.03		$(0.02)		$(0.47)	$(0.49)	$0.00	$19.78	33.2%	$635,817	0.18%	1.39	%(c)	9%
2012	13.89	0.13	2.21	2.34		(0.13)		(0.86)	(0.99)	0.00	15.24	17.0	494,048	0.85	1.42		3
2011	15.59	0.05	(0.05)	0.00	(b)	(0.05)		(1.65)	(1.70)	0.00	13.89	0.1	480,414	0.29	1.43		6
2010	12.58	0.01	3.46	3.47		(0.00	)(b)	(0.46)	(0.46)	0.00	15.59	27.6	607,818	0.05	1.43		14
2009	9.00	0.04	3.69	3.73		(0.04)		(0.11)	(0.15)	0.00	12.58	41.4	449,865	0.36	1.52		5
Class C
2013	$13.37	$(0.09)	$4.37	$4.28		—		$(0.47)	$(0.47)	$0.00	$17.18	32.2%	$23,912	(0.58)%	2.14	%(c)	9%
2012	12.30	0.02	1.95	1.97		$(0.04)		(0.86)	(0.90)	0.00	13.37	16.1	8,914	0.12	2.17		3
2011	14.07	(0.06)	(0.06)	(0.12)		—		(1.65)	(1.65)	0.00	12.30	(0.7)	7,789	(0.43)	2.18		6
2010	11.47	(0.09)	3.15	3.06		—		(0.46)	(0.46)	0.00	14.07	26.7	7,378	(0.70)	2.18		14
2009	8.25	(0.04)	3.37	3.33		—		(0.11)	(0.11)	0.00	11.47	40.4	6,314	(0.39)	2.27		5
Class I
2013	$15.22	$0.06	$5.02	$5.08		$(0.07)		$(0.47)	$(0.54)	$0.00	$19.76	33.5%	$127,347	0.32%	1.14	%(c)	9%
2012	13.88	0.19	2.18	2.37		(0.17)		(0.86)	(1.03)	0.00	15.22	17.2	20,926	1.25	1.17		3
2011	15.58	0.09	(0.05)	0.04		(0.09)		(1.65)	(1.74)	0.00	13.88	0.4	8,543	0.57	1.18		6
2010	12.56	0.04	3.48	3.52		(0.04)		(0.46)	(0.50)	0.00	15.58	28.0	8,035	0.31	1.18		14
2009	8.99	0.06	3.69	3.75		(0.07)		(0.11)	(0.18)	0.00	12.56	41.6	4,647	0.59	1.27		5

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The ratios do not include a reduction of advisory fee on unsupervised assets for the year ended December 31, 2013. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40% (Class A), 2.15% (Class C), and 1.15% (Class I), respectively.

28

The Gabelli Value 25 Fund Inc.

Class A, C, and I Shares

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli Value 25 Fund Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-05848)

THE GABELLI VALUE 25 FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes The Gabelli Value 25 Fund Inc., a Maryland corporation (the “Fund”). This SAI should be read in conjunction with the Fund’s current Prospectuses for Class A, Class C, Class I, and Class AAA Shares, each dated April 30, 2014. This SAI is incorporated by reference in its entirety into the Fund’s Prospectuses. Portions of the Fund’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus or the Fund’s annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA	GVCAX
A	GABVX
C	GVCCX
I	GVCIX

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund commenced operations on September 29, 1989.

INVESTMENT STRATEGIES AND RISKS

The Fund’s Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies.

Corporate Reorganizations

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”). The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

Although the Fund limits its investments in corporate reorganization securities that it expects to hold for less than six months, such transactions may tend to increase the Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser’s portfolio manager intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

Convertible Securities

The Fund may invest up to 35% of its assets in convertible securities having a rating lower than “CCC” by the Standard & Poor’s Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., “Caa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, judged by the Adviser to be of comparable quality. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

Investments in Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Investments in Foreign Securities

The Fund may invest up to 25% of the value of its total assets in foreign securities, including issuers in emerging markets (American Depositary Receipts (“ADRs”) are not included in the 25% limitation). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. These risks are more pronounced in the securities of companies located in emerging markets. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Other Investment Companies

The Fund may invest in investment company securities, including small business investment companies, which are not affiliated with the Fund, or G.distributors, LLC (“G.distributors” or the “Distributor”). Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

The Fund may invest in small, less well known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

The Fund will not invest, in the aggregate, more than 10% of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, repurchase agreements maturing or terminable in more than seven days, and all other illiquid securities. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and as adopted by the Securities and Exchange Commission (the “SEC”), may be treated as liquid if they satisfy liquidity standards established by the Fund’s Board of Directors (the “Board”). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund’s Board will monitor their liquidity.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

A Fund’s primary risk is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, a Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund’s repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund’s portfolio, more than 10% of its net assets would be so invested.

Borrowing

The Fund may not borrow except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

Corporate Debt Obligations

The Fund may invest up to 35% of its assets in corporate debt obligations having a rating lower than a S&P rating of “BBB,” a Moody’s rating of “Baa” or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations include securities such as bonds, debentures, notes, or other similar securities issued by corporations.

The Fund believes that investing in corporate debt obligations is consistent with the Fund’s investment objective of seeking securities of companies in the public market that can provide significant long term capital appreciation. For example, an issuer’s ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market’s recognition of a company’s real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company’s common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

The Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A – “Description of Corporate Debt Ratings.”

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody’s or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody’s and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value per share (“NAV”). Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

Short Sales Against the Box

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for the sales.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

To secure its obligations to deliver the securities sold short, the Fund will segregate in its accounting records and deposit in escrow in a separate account with the Fund’s custodian, Bank of New York Mellon (“BNY Mellon”), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Swaps

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or a debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties, provided that the swap counterparties have voting rights with respect to the Reference Assets.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions. The creditworthiness of the counterparties is closely monitored in order to minimize these risks.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. See “Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps” below.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security Based Swaps.

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the Commidity Futures Trading Commission (“CFTC”) or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to a regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments. The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Options

The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or for hedging the value of the Fund’s portfolio. The Fund may write covered call options in an amount not to exceed 25% of total assets. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s total assets. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

A call option is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities, or other high grade short term obligations in a segregated account held with its custodian. Whenever the Fund is required to establish a segregated account, notations on the books of the Fund’s custodian or fund accounting agent are sufficient to constitute a segregated account. A put option is “covered” if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price, and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may write put and call options on stock indices for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth, and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1⁄3% of the value of the Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, all investments made with collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long term capital gains (see “Dividends, Distributions, and Taxes” below).

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a “when issued” or “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

The commitment for the purchase of a “when, as, and if issued security” will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its NAV, will reflect the value of the security daily. The Fund will also “earmark” on the Adviser’s records or place in a segregated account with its custodian, cash or liquid portfolio securities in an aggregate amount at least equal in value to the amount of its commitments.

Futures Contracts and Options on Futures

The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade. Although the Fund has no current intention of using options on futures contracts, the Fund may do so at some future date, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See “Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures” below).

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the portfolio.

As noted above, the Fund may use such instruments depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities, other high grade debt securities, or other liquid equity securities equal to the market value of the contract will be segregated to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to amendments by the CFTC to Rule 4.5 under the CEA, the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indices; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian or “earmarked” on the records of the Adviser to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Fund or investments made by a Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which a Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short term market volatility and may have long term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation, and other factors relating to a Fund.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Under these restrictions, the Fund may not:

1.	Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

2.	Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of portfolio securities;

3.	Make loans of its assets except for: (a) purchasing debt securities, (b) engaging in repurchase agreements as set forth in the SAI, and (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the SAI;

4.	Borrow money, except subject to the restrictions set forth in the SAI;

5.	Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

6.	Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers, or G.distributors, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

7.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security;

8.	Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days, and all other illiquid securities;

9.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans, or interests in oil, gas, or other mineral exploration or development programs;

10.	Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

11.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

12.	Sell securities short, except transactions involving selling securities short “against the box”;

13.	Purchase warrants if, thereafter, more than 5% of the value of the Fund’s net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

14.	Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. This policy will not be changed without shareholder approval.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes which has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain brokers-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Fund’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s custodian and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

The names and business addresses of the Directors and principal Officers of the Fund are set forth in the following table together with their positions and their principal occupations during the past five years, and in the case of the Directors, their other directorships during the past five years with certain other organizations and companies.

Name, Position(s), Address (1) , and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INTERESTED DIRECTOR(4):

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 71	Since 1989	28

Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer -Value Portfolios of Gabelli

Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds

Complex; Chief Executive Officer of GGCP, Inc.

				Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (2011-2012)

INDEPENDENT DIRECTORS(5):

Anthony J. Colavita, Esq.(6) Director Age: 78	Since 1989	37	President of the law firm of Anthony J. Colavita, P.C.	—

Robert J. Morrissey, Esq. Director Age: 74	Since 1989	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Director Age: 88	Since 1989	13	Certified Public Accountant; Professor Emeritus of Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Name, Position(s), Address (1) , and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INDEPENDENT DIRECTORS(5):

Werner J. Roeder, MD Director Age: 73	Since 2001	23	Medical Director of Lawrence Hospital and practicing private physician	—

Name, Position(s), Address (1), and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc., 2008 - 2010; President of Teton Advisors, Inc. 1998 – 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex.

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies or other investment companies registered under the 1940 Act.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.
(6)	Mr. Colavita’s son, Anthony Colavita Jr., serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex (the “Funds Complex”), public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also serves as Chairman of the boards of other funds in the Funds Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer –Value Portfolios of GAMCO Investors, Inc. (GBL), a New York Stock Exchange (“NYSE”)-listed asset management and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his bachelors degree from Fordham University, his Masters of Business Administration from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to, his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Funds Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee and is a member of the Fund’s Audit and ad hoc Proxy Voting Committees. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to, his experience as an attorney, service on the boards of other funds within the Funds Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees and is also Chair of the Fund’s ad hoc Investment Committee. Mr. Morrissey also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He also serves as a Trustee of Boston College and is Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, Chairman of the Investment Advisory Board of the New England Jesuit Province, a member of the Financial Council of the Archdiocese of Boston, and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a Director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and the Harvard Law School. Mr. Morrissey’s education, professional training, and experience, and other life experiences, including but not limited to, his experience as an attorney, service on the boards of other funds within the Funds Complex, make him highly qualififed to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino serves as the Lead Independent Director of the Fund. He is also Chair of the Fund’s Audit Committee and ad hoc Proxy Voting Committee and has been designated as the Fund’s Audit Committee Financial Expert. Mr. Pustorino also serves on comparable or other board committees with respect to other funds in the Funds Complex on those boards he sits. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy.

Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit, Nominating and ad hoc Proxy Voting Committees, is a member of both multi-fund ad hoc Compensation Committees (described below under “Directors- Leadership Structure and Oversight Responsibilities”). Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College. Dr. Roeder’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with directors or trustees of other funds in the Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Funds Complex. The Funds Complex also has a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed- end funds, and some of the Fund’s Directors may from time to time also serve on this separate committee.

All of the Fund’s Directors other than Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of three members: Messrs. Colavita, Pustorino (Chairman), and Dr. Roeder, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 26, 2014. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof, and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, the Audit Committee met twice.

The Fund’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Morrissey, and Dr. Roeder, who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2013.

The ad hoc Proxy Voting Committee consists of four members: Dr. Roeder (Chairman), and Messrs. Colavita, Morrissey and Pustorino, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2013.

Mr. Morrissey is the Chairman and the only member of the Fund’s ad hoc Investment Committee. The Investment Committee reviews investment related matters as needed.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Funds Complex beneficially owned by each Director as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Funds Complex*
INTERESTED DIRECTOR:

Mario J. Gabelli, CFA	E	E

INDEPENDENT DIRECTORS:

Anthony J. Colavita, Esq.	E	E

Robert J. Morrissey, Esq.	D	E

Anthony R. Pustorino	E	E

Werner J. Roeder, MD	A	E

* Key to Dollar Ranges- Information as of December 31, 2013

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by certain Independent Directors or their immediate family members, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$515,407	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

The Fund pays each of its Directors who is not a director, officer, or employee of the Adviser, or any of its affiliates, $9,000 per annum plus $2,000 per meeting attended in person, $500 per meeting attended by telephone, and reimburses each Director for related travel and out-of-pocket expenses. Each Committee Member receives $500 per committee meeting attended in person or by telephone. The Fund also pays each Director serving as Chairman of the Investment, Proxy, or Nominating Committees $2,500 per annum. The Audit Committee Chairman and the lead director each receive $2,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Directors. Although executive officers, including the chief compliance officer, may be compensated by the Fund, no executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2013.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation From the Fund*	Total Compensation From the Fund and Funds Complex **
INTERESTED DIRECTOR:
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)

INDEPENDENT DIRECTORS:
Anthony J. Colavita Director	$20,500	$399,500	(35)
Robert J. Morrissey Director	$17,000	$72,500	(6)
Anthony R. Pustorino Director	$24,500	$204,500	(13)
Werner J. Roeder, MD Director	$18,000	$188,500	(23)

*	Represents the total compensation paid to such persons for the calendar year 2013.
**	Represents the total compensation paid to such persons for the calendar year 2013 by investment companies (including the Fund) or portfolios that are considered part of the same “Funds Complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Fund, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The

Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Corporate Governance Services, Inc. (“ISS”) and its Corporate Governance Service, other third party services, and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research Inc., (formerly, Gabelli & Company, Inc.) (“G.research”), will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the ad hoc Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the ad hoc Proxy

Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board’s ad hoc Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2014, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
CLASS AAA

National Financial Services LLC Jersey City, NJ 07310-2010	22.43%	Beneficial	*

Robert J. Morrissey TTEE Barre Trust C/O Morrissey Hawkins & Lynch Boston, MA 02110-2602	14.04%	Record

First Clearing LLC Special Custody Acct FBO Exclusive Benefit of Customer St Louis, MO 63103-2523	8.20%	Beneficial	*

CLASS A

Morgan Stanley Smith Barney Jersey City, NJ 07311	29.85%	Beneficial	*/ †

First Clearing LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	7.37%	Beneficial	*

USB WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	5.28%	Beneficial	*

CLASS C

Morgan Stanley Smith Barney Jersey City, NJ 07311	39.36%	Beneficial	*/ †

Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn Service Team Jacksonville, FL 32246-6484	24.14%	Beneficial	*

First Clearing LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	10.79%	Beneficial	*

Raymond James Omnibus For Mutual Funds House Acct Firm Attn Courtney Waller St. Petersburg, FL 33716-1100	7.95%	Beneficial	*

CLASS I

Mac & Co. Attn Mutual Fund OPS Pittsburgh, PA 15230-3198	45.74%	Beneficial	*/ †

Agility Global Equities LLC C/O Perella Weinberg Partners New York, NY 10153-0023	20.48%	Beneficial	*

Morgan Stanley Smith Barney	12.36%	Beneficial	*
Jersey City, NJ 07311

First Clearing LLC Special Custody Acct FBO Exclusive Benefit Of Customer St. Louis, MO 63103-2523	8.73%	Beneficial	*

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	7.27%	Beneficial	*

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to have control, as that term is defined in the 1940 Act.

As of March 31, 2014, as a group the Directors and Officers of the Fund owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $25.9 billion as of December 31, 2013. The Adviser also provides investment management services to a Luxembourg SICAV consisting of two portfolios. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc. acts as investment adviser to individuals, pension trusts, profit sharing trusts, and endowments, and as subadviser to certain third party investment funds that include registered investment companies, and it had assets under management of approximately $20.3 billion as of December 31, 2013; Teton Advisors, Inc., with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to the TETON Westwood Funds and several separately managed accounts; Gabelli Securities, Inc. acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $811 million as of December 31, 2013; and Gabelli Fixed Income, LLC, having assets under management of approximately $62 million as of December 31, 2013, acts as investment adviser for separate accounts. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling)

positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Contract”) dated March 1, 1994. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also provides or arranges for the following services: (i) maintaining the Fund’s books and records, such as journals, ledger accounts, and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund’s custodian, transfer agent, or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund’s Distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund’s custodian and from the Fund’s custodian for the payment of the Fund’s expenses, investments, dividends, and share redemptions; (iv) reconciling account information and balances among the Fund’s custodian, transfer agent, distributor, dividend disbursing agent, and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities, and office equipment as are adequate for the Fund’s needs; (vi) supervising the preparation of, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund’s shares under U.S. federal and state law, including periodic updating of the Fund’s registration statement and Prospectuses (including its SAI); (vii) supervising the calculation of the NAV of each class of the Fund’s shares; and (viii) preparing notices and agendas for meetings of the Fund’s shareholders and the Fund’s Board as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser wil not seek reimbursement if asssets are less than $50 million. During the fiscal year ended December 31, 2013, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from Mario J. Gabelli’s name; that the name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed daily and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund’s average daily net assets and allocable to each class on the basis of the assets attributable to such class.

Advisory Fees Paid to Adviser by the Fund (Fiscal years ended December 31)
2013	$6,559,066
2012	$5,125,619
2011	$5,594,943

Portfolio Manager Information

Other Accounts Managed

The table below provides information regarding other accounts for which the portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	26	$25.1B	8	$5.3B

	Other Pooled Investment Vehicles:	15	$555.2M	13	$547.2M

	Other Accounts:	1,694	$18.5B	21	$2.3B

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Christopher J. Marangi*	Registered Investment Companies:	5	$8.1B	3	$4.4B

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	286	$1.2B	2	$20.4M

*	For each Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser or its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or of Mario J. Gabelli’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. Mario J. Gabelli may also be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with nearterm performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within the Firm. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Compensation Structure for Christopher J. Marangi

The compensation of Mr. Marangi is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Marangi receives a compensation package that includes a minimum draw or base salary and may include incentive based variable compensation for any future accounts that Mr. Marangi may manage. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of incentive based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts Mr. Marangi may manage, but the level of compensation is not determined with specific reference to the performance of the account against any specific benchmark.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Mario J. Gabelli, CFA	E
Christopher J. Marangi	C

*	Key to Dollar Ranges- Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001—$500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, DE 19809. . Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion : 0.0275%; $10 billion to $15 billion : 0.0125%; over $15 billion : 0.01%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York, 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, is responsible for auditing the Fund’s annual financial statements. PwC provides audit and tax return preparation services in connection with the Fund.

Custodian, Transfer Agent, and Dividend Disbursing Agent

BNY Mellon, located at One Boston Place, Boston, Massachusetts 02108, is the Custodian for the Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street Bank and Trust Company (“State Street”), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BNY Mellon, BFDS, nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best effort basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers (“Soliciting Broker-Dealers”) pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the applicable Prospectus.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges (“CDSC”) for Class A and Class C Shares received and retained by the Distributor:

Sales Commissions for the Years Ended December 31:

	2011						2012				2013

				Retained by					Retained by				Retained by

Share Class	Commissions			Distributor			Commissions		Distributor		Commissions		Distributor

Class A Sales Commissions	$ $	93,454 26,392	* **	$ $	20,594 4,875	* **		$90,228		$16,690	$ $	0 280,398	$ $	0 48,599

Class A CDSCs	$ $	48,672 0	* **	$ $	48,672 0	**	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0

Class C CDSCs	$ $	638 0	* **	$ $	638 0	* **		$358		$358		$1,453		$1,453

*	Payments made to G.research. G.research was the Fund’s distributor prior to August 1, 2011 and is a broker-dealer affiliated with G.distributors, LLC, both subsidiaries of GBL.

**	Payments made to G.distributors. G.distributors succeeded G.research as the Fund’s distributor effective August 1, 2011.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor or an affiliate during 2013:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
$48,599	$1,453	$56,507	N/A

*	Amounts of brokerage commissions were received and retained by G.research, Inc., an affiliate of the Adviser and Distributor.

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A and Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares, 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the year ended December 31, 2013, the Fund made payments for Class A and Class C Shares of $1,607,459 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the year ended December 31, 2013, the Distributor identified expenditures for the Fund of approximately $34,800 for advertising and promotion, $9,100 for printing, postage, and stationary, $55,700 for advanced commissions, $8,500 for overhead support expenses, $155,800 for salaries of personnel of the Distributor and $1,316,700 for third party servicing fees.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Class A Shares were first offered to the public on September 29, 1989, and Class C Shares were first offered to the public on March 15, 2000. Class I Shares were first offered to the public on January 11, 2008. Class AAA Shares were first offered to the public on April 30, 2010.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class AAA, Class A, Class C, and Class I Shares under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution and are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations, the Adviser allocated brokerage commissions of $44,540 on portfolio transactions in the principal amount of $33,639,737 during the year ended December 31, 2013, to broker-dealers who provided research services to the Adviser. The average commissions on these transactions was $0.04022 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31,	Commissions Paid

Total Brokerage Commissions	2011 2012 2013	$ $ $	198,090 60,181 124,193

Commissions paid to G.research	2011 2012 2013	$ $ $	141,288 38,127 56,507

% of Total Brokerage Commissions paid to G.research during 2013	2013		45.50%

% of Total Transactions involving Commissions paid to G.research during 2013	2013		48.16%

The Fund’s total commissions have varied over the past three years primarily related to the volume of portfolio transactions and the changes in its total net assets.

During its year ended December 31, 2013, the Fund shares acquired the securities of the following regular brokers or dealers or their parents, The following table sets forth the identity of those brokers, dealers, or their parents and the value of such holdings as of December 31, 2013:

Name of Regular Broker-Dealer or Its Parent buer)	Shares	Aggregate Market Value

The Bank of New York Mellon Corp.	114,000	$3,983,160

JPMorgan Chase & Co.	29,000	$1,695,920

Morgan Stanley	15,000	$470,400

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class A or Class I Shares, as applicable, as a result of the higher service and distribution related fees to which Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board. Further information on fair valuation is provided in the Fund’s Prospectuses under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific U.S. federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the current laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

General

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships,” i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income,” i.e., income other than its net realized long term capital gain over its net realized short term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long term capital gain. If any such gains are retained, the Fund will be subject to a U.S. federal income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long term capital gain, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts. Income received with respect to an investment in the Fund generally will constitute investment income.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) all ordinary income and capital gain income for previous years that were not previously distributed. For this purpose, however, any ordinary income or capital gain income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

Gains or losses on the sales of securities by the Fund will generally be long term capital gains or losses if the securities have been held by the Fund for more than one year, regardless of the length of time the shareholder has held its shares of the Fund. Gains or losses on the sale of securities held by the Fund for one year or less will generally be short term capital gains or losses.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund, i.e., may affect whether gains or losses are ordinary or capital, accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio, i.e., treat them as if they were closed out at the end of each year and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, and options on futures contracts.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October or certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options, swaps, and futures contracts are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such a case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long term capital gains for individuals (currently at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short term capital gain from such sales exceeds net long term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short term capital gain from such sales exceeds net long term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a real estate investment trust (“REIT”) or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends, i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long term capital gain or loss if the shares are held for more than one year and short term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long term capital loss to the extent of any distributions or deemed distributions of long term capital gains received by the shareholder with respect to such share.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within ninety days and then on or before January 31 of the calendar year following the calendar year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within ninety days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 certifying entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to backup withholding at the appropriate rate.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long term capital gains over net short term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Distributions that the Fund reports as “short term capital gain dividends” or “long term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Foreign shareholders owning more than 5% of the Fund’s shares may be subject to the withholding provisions of the Foreign Investment in Real Property Tax (FIRPTA) if the Fund holds more than 50% of its assets in investments constituting real property.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Properly reported dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some, or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. The Fund may make taxable distributions even during periods in which the share price of the Fund has declined. Tax effects are not the primary consideration of the Fund in making investment decisions. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

DESCRIPTION OF THE FUND’S SHARES

Voting Rights

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund’s Directors upon the written request of the holders of 10% of the Fund’s shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held, except as described below with respect to class voting in certain circumstances. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund’s net assets. The Fund’s Board has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

Liabilities; Separate Classes of Shares

The Fund’s Articles of Incorporation provide that to the fullest extent that limitations on the liability of Directors and officers are permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund’s Articles of Incorporation also provide that no Director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional votes held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

The Adviser’s investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended December 31, 2013, including the Report of PwC, are incorporated herein by reference to the Fund’s Annual Report. The Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. PwC provides audit and tax return preparation services in connection with the fund.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.
2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.‘s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICE (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

THE GABELLI VALUE 25 FUND INC.

PART C:

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Articles of Incorporation, dated July 20, 1989, are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000148) (“Post-Effective Amendment No. 11”).

(a)(2)	Articles Supplementary, dated September 27, 1989, are incorporated by reference to Post-Effective Amendment No. 11.

(a)(3)	Articles of Amendment, dated April 20, 1999, are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1999 (Accession No. 0000927405-99-000160) (“Post-Effective Amendment No. 14”).

(a)(4)	Articles Supplementary, dated April 20, 1999, are incorporated by reference to Post-Effective Amendment No. 14.

(a)(5)	Articles Supplementary, dated April 28, 2005, are incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001054) (“Post-Effective Amendment No. 21”).

(a)(6)	Articles Supplementary, dated November 18, 2009, are incorporated by reference to Post-Effective Amendment No. 26. to the Registration Statement as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017858) (“Post-Effective Amendment No. 26”).

(a)(7)	Articles of Amendment to the Articles of Incorporation, dated December 9, 2013, is filed herewith.

(b)(1)	Registrant’s Amended and Restated Bylaws, dated September 18, 1989, are incorporated by reference to Post-Effective Amendment No. 11.

(b)(2)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 26.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated March 1, 1994, is incorporated by reference to Post-Effective Amendment No. 11.

(d)(2)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000202).

(e)(1)	Subscription Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on September 20, 1989.

(e)(2)

Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement as filed with the SEC via EDGAR on

April 27, 2012 (Accession No. 0001193125-12-191685) (“Post-Effective Amendment No. 30”).

(e)(3)	Designated Dealer Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 30.

(e)(4)	First Amendment to Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated November 18, 2009, is incorporated by reference to Post-Effective Amendment No. 26.

(f)	Not Applicable.

(g)	Mutual Fund Custody and Services Agreement between the Registrant and Boston Safe Deposit and Trust Company, dated September 10, 2001, is incorporated by reference to Post-Effective Amendent No. 17 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000407) (“Post-Effective Amendment No. 17”).

(h)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated November 17, 1993, is incorporated by reference to Post-Effective Amendment No. 11.

(i)	Consent of Paul Hastings LLP, Fund counsel, is filed herewith.

(j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Powers of Attorney for Mario J. Gabelli, Anthony J. Colavita, Robert J. Morrissey and Anthony R. Pustorino, dated February 26, 1997, are incorporated by reference to Post-Effective Amendment No. 11.

(j)(3)	Power of Attorney for Werner J. Roeder, dated December 3, 2001, is incorporated by reference to Post-Effective Amendment No. 17.

(j)(4)	Certified Resolution of Board authorizing signature on behalf of the Registrant pursuant to Power of Attorney, dated April 29, 1998, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000143).

(k)	Not Applicable.

(l)	Purchase Agreement relating to Class C Series Shares, dated April 20, 1999, is incorporated by reference to Post-Effective Amendment No. 14.

(m)(1)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares between the Registrant and Gabelli & Company, Inc., dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on March 1, 1999 (Accession

No. 0000927405-99-000077) (“Post-Effective Amendment No. 13”).

(m)(1)(i)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment

No. 30.

(m)(2)	Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares between the Registrant and Gabelli & Company, Inc., dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 13.

(m)(2)(i)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment

No. 30.

(m)(4)	Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares between the Registrant and Gabelli & Company, Inc., dated November 18, 2009, is incorporated by reference to Post-Effective Amendment No. 26.

(m)(4)(i)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Series Shares between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment

No. 30.

(n)(1)		Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, is incorporated by reference to Post-Effective Amendment No. 21.
(n)(2)		Amended and Restated Rule 18f-3 Multi-Class Plan, dated November 18, 2009, is incorporated by reference to Post-Effective Amendment No. 26.
(o)		Not Applicable.
(p)

Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated

February 18, 2014, is filed herewith.

Item 29.		Persons Controlled by or Under Common Control with Registrant
None.
Item 30.		Indemnification
The response to this Item 30 is incorporated by reference to Pre-Effective Amendment No. 2.
Item 31.		Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.		Principal Underwriter
(a)

G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, and The TETON Westwood Funds.

(b)

The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)		Not Applicable.
Item 33.		Location of Accounts and Records
All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:
	1.	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
	2.	BNY Mellon Investment Servicing (US) Inc.
201 Washington Street
Boston, Massachusetts 02108
	3.	BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

	4.	Boston Safe Deposit and Trust Company
One Boston Place
Boston, Massachusetts 02108

	5.	State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts 02171

	6.	Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Item 34.		Management Services

Not Applicable.

Item 35.		Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI VALUE 25 FUND INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 36 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 2014.

THE GABELLI VALUE 25 FUND INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 36 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	Mario J. Gabelli*	Chairman of the Board	April 30, 2014
Mario J. Gabelli

	/s/ Bruce N. Alpert	President	April 30, 2014
	Bruce N. Alpert	(Principal Executive Officer)

	/s/ Agnes Mullady	Treasurer	April 30, 2014
	Agnes Mullady	(Principal Financial and Accounting Officer)

	Anthony J. Colavita*	Director	April 30, 2014
Anthony J. Colavita

	Robert J. Morrissey*	Director	April 30, 2014
Robert J. Morrissey

	Anthony R. Pustorino*	Director	April 30, 2014
Anthony R. Pustorino

	Werner J. Roeder*	Director	April 30, 2014
Werner J. Roeder

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

28 (a)(7)	Articles of Amendment to the Articles of Incorporation

28 (i)	Consent of Paul Hastings LLP, Fund counsel.

28 (j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Accounting Firm.

28 (p)(2)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC.